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                         SUPPLEMENT DATED JULY 2, 2001

                                       TO
                          PROSPECTUS DATED MAY 1, 1995

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                                    VESTMET
                     GROUP AND INDIVIDUAL ANNUITY CONTRACTS
                                   ISSUED BY
                      METROPOLITAN LIFE INSURANCE COMPANY

     This Supplement updates information contained in the Metropolitan Life Separate Account E ("Separate Account") prospectus dated May 1, 1995 (the "Prospectus"). Please write or call Metropolitan Life Insurance Company, 485 E. US Highway 1 South, 4th Floor, Iselin, NJ 08830, Attention: Brian Mack, telephone number (800)553-4459, if you need another copy of the Prospectus.

     The Prospectus describes individual and group VestMet Contracts ("Contracts") issued by Metropolitan Life Insurance Company ("MetLife"). The Contracts are no longer offered for purchase.

     Commencing July 2, 2001, MetLife will waive any early withdrawal charge that would otherwise be payable on account of any contract withdrawal or transfer, either from the Fixed Interest Account or the Separate Account, (the "Waiver"). Consequently, the Waiver supersedes any language that describes an early withdrawal charge on pages VM 14-15 or anywhere else in the Prospectus.

FINANCIAL STATEMENTS

     The financial statements, as of December 31, 2000, for the Separate Account and MetLife are in the Separate Account's Statement of Additional Information and are available upon request from MetLife.

     THIS SUPPLEMENT IS NOT VALID UNLESS PRECEDED BY THE CURRENT PROSPECTUS FOR THE METROPOLITAN SERIES FUND, INC., WHICH CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

ONE MADISON AVENUE                                       TELEPHONE: 800-553-4459
NEW YORK, NEW YORK

E01068VQ1 (exp. 0702) MLIC-LD